Exhibit 10.1

FIRST AMENDMENT

TO
EXCHANGE AGREEMENT

FIRST Amendment to EXCHANGE AGREEMENT (this “Amendment”) dated as of December 22, 2014, by and between Heritage Oaks Bancorp, a California corporation (the “Company”), and Castle Creek Capital Partners IV, LP, a Delaware limited liability partnership (the “Investor”). Except where otherwise provided herein, the capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in, and all section references contained herein shall refer to, the Agreement (as defined below). This Amendment is made with reference to the following facts and circumstances:

Recitals

A.                The Company and the Investor entered into that certain Exchange Agreement, dated as of October 29, 2014 (the “Agreement”).

B.                 The Company and the Investor desire to amend certain terms of the Agreement pursuant to this Amendment.

Agreement

Now, Therefore, in consideration of the promises and mutual covenants and agreements herein contained, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

1.      Amendment to Section 1.1(a). Section 1.1(a) of the Agreement is hereby amended be deleting it and replacing it with the following:

The initial closing (the “Initial Closing”) of the Preferred Exchange with respect to 840,841 of the Preferred Shares (the “Initial Closing Preferred Shares”) will take place at the offices of Manatt, Phelps & Phillips, LLP, 11355 West Olympic Boulevard, Los Angeles, California 90064, or remotely via the electronic or other exchange of documents and signature pages, as the parties may agree. The Initial Closing shall take place on or before December 31, 2014; provided that the conditions set forth in Sections 1.1(c)(i), 1.1(c)(ii) and 1.1(d) shall have been satisfied or waived, or at such other place, time and date as shall be agreed between the Company and the Investor. The time and date on which the Initial Closing occurs is referred to in this Agreement as the “Initial Closing Date.” The subsequent closing (the “Subsequent Closing”) of the Preferred Exchange with respect to 348,697 of the Preferred Shares (the “Subsequent Closing Preferred Shares”) will take place at the offices of Manatt, Phelps & Phillips, LLP, 11355 West Olympic Boulevard, Los Angeles, California 90064, or remotely via the electronic or other exchange of documents and signature pages, as the parties may agree. The Subsequent Closing shall take place on the fifth (5th) business day following the business day on which the conditions set forth in Sections 1.1(c) and (d) shall have been satisfied or waived, or at such other place, time and date as shall be agreed between the Company and the Investor. The time and date on which the Subsequent Closing occurs is referred to in this Agreement as the “Subsequent Closing Date.”

2.      Amendment to Section 1.1(b). Section 1.1(b) of the Agreement is hereby amended by deleting it and replacing it with the following:

Subject to the fulfillment or waiver of the conditions to the Initial Closing or the Subsequent Closing, as applicable, in this Section 1.1, at the Initial Closing or the Subsequent Closing, as applicable (i) the Company will cause the transfer agent for the Common Stock to register 840,841 shares of Common Stock (the “Initial Exchange Shares”), or 348,697shares of Common Stock (the “Subsequent Exchange Shares”), as applicable, in the name of the Investor and deliver reasonably satisfactory evidence of such registration to the Investor and (ii) the Investor will deliver the certificate(s) representing the Initial Closing Preferred Shares or the Subsequent Closing Exchange Shares, as applicable, marked cancelled to the Company.

3.      Amendment to Section 1.1(c). Section 1.1(c) of the Agreement is hereby amended by deleting it and replacing it with the following:

The respective obligations of each of the Investor and the Company to consummate the Initial Closing or the Subsequent Closing, as applicable, are subject to the fulfillment (or waiver by the Company and the Investor, as applicable) prior to the Initial Closing or Subsequent Closing, as applicable, of the following conditions specifically provided for in Section 1.1(a) with respect to the Initial Closing or Subsequent Closing, as applicable (i) any approvals, non-objections or authorizations of all United States and other governmental, regulatory or judicial authorities (collectively, “Governmental Entities”) required for the consummation of the Initial Closing or Subsequent Closing, as applicable, shall have been obtained or made in form and substance reasonably satisfactory to each party and shall be in full force and effect and all waiting periods required by United States and other applicable law, if any, shall have expired, (ii) no provision of any applicable United States or other law and no judgment, injunction, order or decree of any Governmental Entity shall prohibit consummation of the Initial Closing or Subsequent Closing, as applicable, as contemplated by this Agreement, and (iii) the Investor shall have received a non-control determination with respect to the Company from the Board of Governors of the Federal Reserve System (or the Federal Reserve Bank of San Francisco) and the California Department of Business Oversight, Division of Financial Institutions, and the Investor shall provide written evidence of the same to the Company on or prior to the Subsequent Closing.

4.      Amendment to Section 1.1(d). Section 1.1(d) of the Agreement is hereby amended by deleting it and replacing it with the following:

The obligation of the Investor to consummate each of the Initial Closing and the Subsequent Closing is also subject to the fulfillment (or waiver by the Investor) at or prior to each of the Initial Closing and the Subsequent Closing of each of the following conditions:

(i) (A) the representations and warranties of the Company set forth in Article III of this Agreement shall be true and correct in all material respects as though made on and as of the Initial Closing Date or Subsequent Closing Date, as applicable (other than representations and warranties that by their terms speak as of another date, which representations and warranties shall be true and correct in all material respects as of such other date), and (B) the Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Initial Closing or Subsequent Closing, as applicable;

(ii) the Investor shall have received a certificate signed on behalf of the Company by an executive officer certifying to the effect that the conditions set forth in Section 1.1(d)(i) have been satisfied; and

(iii) the Company shall have delivered evidence in book-entry form, evidencing the issuance of the Initial Exchange Shares or the Subsequent Exchange Shares, as applicable, to the Investor.

5.                  Amendment to Section 2.1. Section 2.1 of the Agreement is hereby amended by deleting it and replacing it with the following:

On the terms and subject to the conditions set forth in this Agreement, upon the Initial Closing (i) the Company agrees to issue to the Investor, in exchange for the Initial Closing Preferred Shares, the Initial Exchange Shares, and (ii) the Investor agrees to deliver to the Company the Initial Closing Preferred Shares marked cancelled in exchange for the Initial Exchange Shares (the “Initial Preferred Exchange”). On the terms and subject to the conditions set forth in this Agreement, upon the Subsequent Closing (i) the Company agrees to issue to the Investor, in exchange for the Subsequent Closing Preferred Shares, the Subsequent Exchange Shares, and (ii) the Investor agrees to deliver to the Company the Subsequent Closing Preferred Shares marked cancelled in exchange for the Subsequent Exchange Shares (the “Subsequent Preferred Exchange”).

6.                  Amendment to Section 2.2. Section 2.2 of the Agreement is hereby amended by deleting it and replacing it with the following:

Settlement of the Initial Preferred Exchange will take place on the Initial Closing Date, at which time the Investor will cause delivery of the Initial Closing Preferred Shares to the Company or its designated agent marked cancelled and the Company will cause delivery of the Initial Exchange Shares to the Investor. Settlement of the Subsequent Preferred Exchange will take place on the Subsequent Closing Date, at which time the Investor will cause delivery of the Subsequent Closing Preferred Shares to the Company or its designated agent marked cancelled and the Company will cause delivery of the Subsequent Exchange Shares to the Investor.

7.                  Amendment to Section 2.3. Section 2.3 of the Agreement is hereby amended by deleting it and replacing it with the following:

The Preferred Shares exchanged for the Exchange Shares pursuant to this Article II are being reacquired by the Company and will be cancelled and therefore no longer available for reissuance.

8.                  Amendment to Article III. The lead-in to Article III of the Agreement is hereby amended by deleting it and replacing it with the following:

The Company represents and warrants to the Investor as of the date hereof, as of the Initial Closing Date and as of the Subsequent Closing Date that:

9.                  Amendment to Section 4.2. Section 4.2 of the Agreement is hereby amended by deleting it and replacing it with the following:

On or prior to the date that the registration statement on Form S-3 under the Securities Act provided for in Section 5.5 is declared effective by the U.S. Securities and Exchange Commission, the Company shall, at its expense, cause the Exchange Shares to be listed on The NASDAQ Capital Market, subject to official notice of issuance, and shall maintain such listing for so long as any Common Stock is listed on such exchange.

10.              Amendment to Section 4.4. Section 4.4 of the Agreement is hereby amended by deleting the word “Closing” and replacing it with the word “Subsequent Closing”.

11.              Amendment to Section 5.5. Section 5.5 of the Agreement is hereby amended by deleting the word “Closing” and replacing it with the word “Subsequent Closing”.

12.              Amendment to Section 6.1. Section 6.1 of the Agreement is hereby amended by deleting it and replacing it with the following:

This Agreement may be terminated at any time prior to the Subsequent Closing with respect to the Subsequent Preferred Exchange only:

(a) by either the Investor or the Company if the Subsequent Closing shall not have occurred by March 31, 2015; provided, however, that in the event the Subsequent Closing has not occurred by such date, the parties will consult in good faith to determine whether to extend the term of this Agreement, it being understood that the parties shall be required to consult only until the fifth day after such date and not be under any obligation to extend the term of this Agreement thereafter; provided, further, that the right to terminate this Agreement under this Section 6.1(a) shall not be available to any party whose breach of any representation or warranty or failure to perform any obligation under this Agreement shall have caused or resulted in the failure of the Subsequent Closing to occur on or prior to such date;

(b) by either the Investor or the Company in the event that any Governmental Entity shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement (or if any such Governmental Entity informs the Investor or the Company that it intends to disapprove any notice or application required to be filed by such party in order to consummate the transactions contemplated by this Agreement) and such order, decree, ruling or other action shall have become final and non-appealable; or

(c) by the mutual written consent of the Investor and the Company.

In the event of termination of this Agreement as provided in this Section 6.1, this Agreement shall forthwith become void and there shall be no liability on the part of either party hereto except that nothing herein shall relieve either party from liability for any breach of this Agreement.

13.              Amendment to Section 6.2. Section 6.2 of the Agreement is hereby amended by deleting it and replacing it with the following:

The representations and warranties of the Company made herein or in any certificates delivered in connection with the Initial Closing or Subsequent Closing, as applicable, shall survive the Initial Closing and Subsequent Closing, respectively, without limitation.

14.              Due Authorization. Each party hereby represents and warrants that (a) this Amendment has been duly and validly authorized, executed and delivered by each party hereto, and no other action is required to consummate the valid and binding execution and delivery of this Amendment to any party hereto, (b) each party has the full legal right, power, capacity, and authority to enter into this Amendment and to perform all of such party’s obligations hereunder, and (c) the execution, delivery, and performance by each party of such party’s obligations hereunder does not (i) violate or constitute an event of default under any terms or provisions of any contract to which such party is a party or by which such party is bound, (ii) conflict with any of the organizational documents of such party, or (iii) conflict with or violate any material legal requirement applicable to such party. The foregoing representations and warranties shall survive the execution and delivery of this Amendment.

15.              Cooperation. Each of the parties hereto, without further consideration, shall execute and deliver such other documents and take such other actions as may be reasonably necessary to consummate the transactions contemplated by this Amendment, including, without limitation, the execution, acknowledgment, verification, filing, recording, and publishing of all other agreements, notices, instruments, and other documents consistent with the purposes and intent of this Amendment that may be required by, or appropriate under, applicable legal requirements.

16.              Miscellaneous.

(a)               Except as expressly modified hereby, all other terms and provisions of the Agreement shall remain in full force and effect, are incorporated herein by this reference, and shall govern the conduct of the parties hereto; provided, however, to the extent of any inconsistency between the provisions of the Agreement and the provisions of this Amendment, the provisions of this Amendment shall control.

(b)               This Amendment may be executed in multiple counterparts, each of which shall be deemed an original Amendment, but all of which, taken together, shall constitute one and the same Amendment, binding on the parties hereto. The signature of any party hereto to any counterpart hereof shall be deemed a signature to, and may be appended to any other counterpart hereof.

(c)                This Amendment and the Agreement (as hereby amended) together contain and constitute the entire agreement between the parties hereto with respect to the subject matter hereof, and this Amendment and the Agreement (as hereby amended) may not be modified, amended, otherwise changed in any manner, except as provided in the Agreement (as hereby amended).

(d)               This Amendment and the Agreement (as hereby amended) are solely for the benefit of, in the case of this Amendment, the parties hereto, and no other person or entity is entitled to rely upon or benefit from this Amendment and/or the Agreement (as hereby amended) or any term hereof or thereof.

(e)                Every provision of this Amendment is intended to be severable. If any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid, such illegal or invalid terms or provisions shall not affect the other terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

(f)                The headings used in this Amendment are for reference purposes only, and are not intended to be used in construing this Amendment. As used in this Amendment, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa.

(g)               This Amendment may be executed by any party by delivery of a facsimile or electronic signature, which signature shall have the same force and effect as an original signature. Any party which delivers a facsimile or electronic signature shall promptly thereafter deliver an originally executed signature to the other party hereto; provided however, that any failure to deliver an original signature page shall not affect the validity of any signature delivered by facsimile or electronically.

(h)               The provisions of this Amendment shall be construed and enforced in accordance with the laws of the State of California.

In Witness Whereof, the parties have executed this Amendment effective as of the date first set forth above.

HERITAGE OAKS BANCORP

By:_/s/Lonny Robinson________________________

Name: Lonny Robinson

Title: CFO

CASTLE CREEK CAPITAL PARTNERS IV, LP

By:_/Mark Merlo_____________________________

Name: Mark Merlo

Title: Managing Principal

[Signature Page to First Amendment to Exchange Agreement]